UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2013

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET

EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-167097, 333-167097-01, 333-167097-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01(d) Exhibits.

The following are filed as Exhibits to this Report.

Exhibit 5.1	Opinion of Chapman and Cutler LLP with respect to legality of the Notes.

Exhibit 5.2	Opinion of Chapman and Cutler LLP with respect to legality of the COMT Collateral Certificate.

Exhibit 8.1	Opinion of Chapman and Cutler LLP with respect to tax matters.

Exhibit 23.1	Consent of Chapman and Cutler LLP (included in its opinions filed as Exhibits 5.1, 5.2 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Franco E. Harris
	Name:	Franco E. Harris
	Title:	Assistant Vice President

January 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Chapman and Cutler LLP with respect to legality of the Notes.

5.2	Opinion of Chapman and Cutler LLP with respect to legality of the COMT Collateral Certificate.

8.1	Opinion of Chapman and Cutler LLP with respect to tax matters.

23.1	Consent of Chapman and Cutler LLP (included in its opinions filed as Exhibits 5.1, 5.2 and 8.1).